UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2019

THE WALT DISNEY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38842	83-0940635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 South Buena Vista Street Burbank, California	91521
(Address of principal executive offices)	(Zip Code)

(818) 560-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 20, 2019, The Walt Disney Company (formerly known as TWDC Holdco 613 Corp.) (“New Disney”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the consummation of the transactions contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of June 20, 2018, among Twenty-First Century Fox, Inc. (“21CF”), TWDC Enterprises 18 Corp. (formerly known as The Walt Disney Company) (“Old Disney”), New Disney, WDC Merger Enterprises I, Inc. and WDC Merger Enterprises II, Inc., pursuant to which, among other things, (i) WDC Merger Enterprises I, Inc. merged with and into Old Disney, with Old Disney surviving such merger as a wholly owned subsidiary of New Disney and (ii) WDC Merger Enterprises II, Inc. merged with and into 21CF, with 21CF surviving such merger as a wholly owned subsidiary of New Disney. As a result of the Mergers, among other things, New Disney became the ultimate parent of Old Disney, 21CF and their respective subsidiaries.

New Disney is filing this Amendment No. 1 on Form 8-K/A to the Initial Form 8-K solely for the purpose of amending the Initial Form 8-K to provide certain historical financial information of 21CF and unaudited pro forma condensed combined financial data of (1) New Disney and (2) 21CF after giving pro forma effect to the separation and the distribution (each as defined in Exhibit 99.4) and the sale of the interest in Sky plc in October 2018 (“RemainCo”), in each case in connection with the Mergers. No other changes have been made to the Initial Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements of 21CF are filed as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial data of Disney and RemainCo is filed as Exhibit 99.3 and Exhibit 99.4 to this Form 8-K, respectively, and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Twenty-First Century Fox, Inc.

99.1	The audited consolidated balance sheets of Twenty-First Century Fox, Inc. as of June 30, 2018 and June 30, 2017, and the audited consolidated statements of operations, comprehensive income, cash flows and equity of Twenty-First Century Fox, Inc. for each of the three years in the period ended June 30, 2018, and the notes related thereto.

99.2	The unaudited consolidated balance sheet of Twenty-First Century Fox, Inc. as of December 31, 2018, the unaudited consolidated statements of operations and comprehensive income of Twenty-First Century Fox, Inc. for the three-month and six-month periods ended December 31, 2018, the unaudited consolidated statement of cash flows of Twenty-First Century Fox, Inc. for the six-month period ended December 31, 2018, and the notes related thereto.

99.3	The unaudited pro forma condensed combined financial data of New Disney, consisting of the unaudited pro forma condensed combined balance sheet as of December 29, 2018, the unaudited pro forma condensed combined statement of income for the twelve months ended September 29, 2018 and the unaudited pro forma condensed combined statement of income for the three months ended December 29, 2018.

99.4	The unaudited pro forma condensed combined financial data of RemainCo, consisting of the unaudited pro forma condensed combined balance sheet as of December 31, 2018, the unaudited pro forma condensed combined statement of operations for the fiscal years ended June 30, 2018, June 30, 2017 and June 30, 2016 and the unaudited pro forma condensed combined statement of operations for the three months ended September 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALT DISNEY COMPANY

By:	/s/ Brent Woodford
	Name:	Brent Woodford
	Title:	Executive Vice President, Controllership, Financial Planning and Tax

Date: March 27, 2019